UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 2004

                             SMARTIRE SYSTEMS, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Yukon Territory                    0-29248               Not Applicable
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


       150-13151 Vanier Place, Richmond, British Columbia, V6V 2J1, Canada
       -------------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (604) 276-9554

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                       NEWBRIDGE DECEMBER 2004 FINANCING

On December 15, 2004, SmarTire Systems, Inc. ("we" or "SmarTire") closed on a transaction pursuant to which we entered into a Subscription Agreement with several accredited investors in which the investors agreed to lend a principal amount of $195,000 to us in exchange for SmarTire's 5% convertible debentures. We issued the convertible debentures to the investors pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

The convertible debentures shall pay 5% per annum simple interest in cash semi-annually beginning six months from the date of the last closing of the offering in arrears. They will mature 24 months from the date the investor's funds were disbursed to SmarTire. The holders may convert, at their sole discretion at any time, the principal amount of some or all of their convertible debentures into shares of our common stock, par value $.001, at a conversion price equal to the lesser of (i) 120% of the closing bid price of the common stock as reported by Bloomberg, L.P. for the trading day immediately preceding the date that the holder's funds representing the net amount due to SmarTire from the purchase price of the offering is transmitted by wire transfer or otherwise to or for the benefit of SmarTire, or (ii) 80% of the lowest closing prices for the five (5) trading days preceding the date on which the notice of conversion is sent via facsimile to SmarTire.

Upon providing 3 business days advance written notice to holders, during which time they may elect to convert up to all of their convertible debentures, we may redeem the convertible debentures, in whole or part, at 120% of the face value of each convertible debenture and the investor shall receive 50,000 redemption warrants for every $100,000 redeemed (the "Redemption Warrants"). The Redemption Warrants are exercisable at 120% of the closing bid price on our common stock as reported by Bloomberg, L.P. for the trading day immediately preceding the Closing Date. The Redemption Warrants will be exercisable until two (2) years from the date of issuance.

In addition, pursuant to our Private Placement Memorandum dated as of October 15, 2004 we are obligated to file a registration statement that includes all the shares of our common stock underlying the convertible debentures. If a registration statement is not (i) filed within 30 days from our 2004 Annual Meeting of Shareholders which was held on December 10, 2004 (ii) declared effective within 120 days of filing or (iii) within 3 business days of receipt by SmarTire of written or oral communication from the SEC that the registration statement will not be reviewed or that the SEC has no further comments, or (iv) the registration stated is filed and effective but thereafter ceases to be effective (without being effected within 15 business days with a replacement or amendment thereto), then the holders shall receive an amount equal to 1% for the first 30 days or part thereof pending such non-registration event and 2% for each 30 days or part thereof, of the purchase price of the convertible debenture remaining unconverted and purchase price of shares issued upon conversion of the convertible debenture owned by such holder.

Newbridge Securities Corporation acted as SmarTire's selling agent and received a commission equal to 10% of the gross proceeds of the offering together with a non-accountable expense allowance equal to 3% of the gross proceeds.

                CORNELL CAPITAL PARTNERS DECEMBER 2004 FINANCING

In addition, on December 15, 2004 we entered into a Securities Purchase Agreement with Cornell Capital Partners, L.P., an accredited investor (the "Investor"), in which the Investor agreed to lend a principal amount of $2,500,000 to us in exchange for SmarTire's 5% convertible debenture. We issued the convertible debenture to the Investor pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), and/or
Section 4(2) of the Act.

The convertible debentures shall pay interest at 5% per annum (computed on the basis of a 365-day year and the actual days elapsed) from the date of this convertible debenture until paid in full. The convertible debenture will mature on December 15, 2007. The holders may convert, at their sole discretion at any time, the principal amount of some or all of their convertible debentures into shares of our common stock, par value $.001, at a conversion price equal to the lesser of (i) 120% of the closing bid price of the common stock as reported by Bloomberg, L.P. as of December 15, 2004, or (ii) 80% of the lowest closing prices for the five (5) trading days preceding the date on which the notice of conversion is sent via facsimile to SmarTire.

Upon providing 3 business days advance written notice to holders, during which time they may elect to convert up to all of their convertible debentures, we may redeem the convertible debentures, in whole or part, at 120% of the face value of each convertible debenture and the investor shall receive 50,000 redemption warrants for every $100,000 redeemed (the "Redemption Warrants"). The Redemption Warrants are exercisable at 120% of the closing bid price on our common stock as reported by Bloomberg, L.P. for the trading day immediately preceding the Closing Date. The Redemption Warrants will be exercisable until two (2) years from the date of issuance.

In addition, on December 15, 2004 we entered into a Registration Rights Agreement with the Investor under which we have agreed to file a registration statement for the purpose of registering 250,000,000 shares of common stock potentially issuable upon the conversion of principal and interest, or in payment of interest, under the 5% convertible debentures at the base conversion price, and at least 200% of the shares of common stock potentially issuable upon exercise of the warrants at the base exercise price.

If we default on our obligations under the Registration Rights Agreement, including our agreement to file the registration statement with the Securities and Exchange Commission no later than 30 days after December 15, 2004 (or to file a request for acceleration in accordance with Rule 461 under the Securities Act of 1933 within five trading days of the date that we are notified by the Securities and Exchange Commission that the registration statement will not be "reviewed" or will not subject to further review), or if the registration statement is not declared effective by 90 days after December 15, 2004, we are required pay to each debenture holder, as liquidated damages and not as a penalty, for each month that the registration statement has not been filed or declared effective, as the case may be, either a cash amount or shares of our common stock within three (3) business days, after demand therefore, equal to 2% of the liquidated value of the convertible debentures outstanding.

Out of SmarTire's gross proceeds which was received pursuant to this financing, we paid an aggregate amount of $1,100,462.24 to the Investor in payment of certain promissory notes previously issued by SmarTire to the Investor.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

         See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Our board of directors adopted SmarTire's 2004 Non-US Stock Incentive Plan effective as of December 17, 2004 (the "Plan") which by its terms will continue in effect for a term of ten (10) years unless sooner terminated. The maximum aggregate number of shares of our common stock which may be issued pursuant to all awards (including options) is 50,000,000. The Plan permits SmarTire to grant awards to eligible employees who are not residents of the United States and/or not subject to taxation in the United States, including individuals who are an officer, a director, an employee or a consultant of SmarTire, although awards may be granted to other eligible employees.

Awards granted pursuant to the Plan involves or may involve the issuance of: (i) shares of our common stock, (ii) an option, (iii) a SAR or similar right with a fixed or variable price related to the fair market value of our common stock and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iv) any other security with the value derived from the value of our common stock. Such awards include, without limitation, options, SARs, sales or bonuses of restricted stock, performance units or performance shares, and an award may consist of one such security or benefit, or 2 or more of them in any combination or alternative.

Any award granted under the Plan shall be exercisable at such times and under such conditions as determined by the Plan administrator under the terms of the Plan and specified in an Award Agreement with the officer, director, employee or consultant of SmarTire. An award shall be deemed to be exercised when written notice of such exercise has been given to US in accordance with the terms of the award by the person entitled to exercise the award and full payment for our common stock with respect to which the award is received by SmarTire. Shares of our common stock shall not be issued pursuant to the exercise of an award unless such exercise and the issuance and delivery of such common stock pursuant thereto shall comply with all applicable laws, and shall be further subject to the approval of counsel for SmarTire with respect to such compliance.

We began issuing awards to our eligible employees on December 20, 2004.

In addition, see Item 1.01 above.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

Effective as of December 10, 2004, SmarTire filed a Certificate of Amendment to its Articles of Incorporation in the Yukon Territory to increase its number of authorized shares of common stock, par value $.001, from 300,000,000 shares to an unlimited number of shares. An affirmative vote of a majority of the outstanding shares of common stock present and voting, in person or by proxy, at our 2004 Annual Meeting of Shareholders which was held on December 10, 2004, approved of said amendment. In addition, at the annual meeting, our shareholders approved an amendment to the articles of incorporation to decrease the number of minimum directors which are required to serve on the board of directors from 6 to 5.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c)      EXHIBITS.


EXHIBIT
NUMBER                                  DESCRIPTION
-------     --------------------------------------------------------------------

3.1 Certificate of Amendment to Articles of Incorporation of SmarTire Systems, Inc.

4.1 Form of Subscription Agreement and Prospective Purchaser Questionnaire of SmarTire Systems, Inc.

4.2         Form of 5% Convertible Debenture SmarTire Systems, Inc.

4.3         Form of Redemption Warrant of SmarTire Systems, Inc.

4.4 Securities Purchase Agreement dated December 15, 2004 by and between SmarTire Systems, Inc. and Cornell Capital Partners, L.P.

4.5 Registration Rights Agreement dated December 15, 2004 by and between SmarTire Systems, Inc. and Cornell Capital Partners, L.P.

4.6         Form of 5% Convertible Debenture SmarTire Systems, Inc.

4.7         Form of Redemption Warrant of SmarTire Systems, Inc.

4.8         2004 Non-US US Stock Incentive Plan of SmarTire Systems, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  SMARTIRE SYSTEMS, INC.


Date: December 21, 2004                           /s/ Jeff Finkelstein
                                                  ------------------------------
                                                  Jeff Finkelstein
                                                  Chief Financial Officer